First Quarter 2015 Investor Presentation Exhibit 99.1

New York Community Bancorp, Inc. 1Q 2015
Cautionary Statements
Forward-Looking Statements and Associated Risk Factors
Certain statements in this presentation, like those made in our other written and oral communications, are “forward-looking statements”
within the meaning of the U.S. Private Securities Litigation Reform Act of 1995.
Such forward-looking statements generally pertain to management’s goals, intentions, and expectations regarding such matters as revenues, earnings, funding, loan production, asset quality, capital, regulations, and acquisitions of other banks or thrifts.  Such forward-
looking statements may also address the estimated costs and benefits of our actions; our assessments of interest rates and other market factors that may influence our performance; and our ability to achieve our financial and other strategic goals.
It is important to note that forward-looking statements are subject to numerous assumptions, risks, and uncertainties, which may change over time.  Accordingly, our actual results and events could differ materially from those anticipated in our forward-looking statements, and our future performance could differ materially from our historical results.
You will find more detailed information regarding these factors in our filings with the U.S. Securities and Exchange Commission, including in the “Risk Factors” section of our 2014 Annual Report on Form 10-K.  In addition, it should be noted that our forward-looking statements speak only as of the date of this presentation.  We do not undertake to update our forward-looking statements to reflect the impact of events or circumstances that may arise after the date on which such statements are made.
Our Use of Non-GAAP Financial Measures
This presentation may contain certain non-GAAP financial measures which management believes to be useful to investors in understanding the Company’s performance and financial condition, and in comparing our performance and financial condition with those of other banks. Such non-GAAP financial measures are not to be considered in isolation or as a substitute for measures calculated in accordance with GAAP.  Reconciliations of our GAAP and non-GAAP financial measures are included in the Appendix and may also be found in our earnings releases and under “Strategies and Results” at ir.myNYCB.com.

New York Community Bancorp, Inc. 1Q 2015

Note:  Except as otherwise indicated, all industry data was provided by SNL Financial as of 5/1/15.
(a) Bloomberg
Assets Deposits
Multi-Family
Loans
Market Cap
Total Return
on Investment
$48.3 billion $28.9 billion $23.5 billion $7.4 billion 4,593%
With assets of
$48.3 billion at
3/31/15, we are
the 22nd largest
U.S. bank holding
company.
With deposits of
$28.9 billion and
over 270 branches
in Metro New
York, New Jersey,
Ohio, Florida, and
Arizona, we
currently rank 23rd
among the nation’s
largest
depositories.
With a portfolio of
$23.5 billion at the
end of March, we
are a leading
producer of multi-
family loans in
New York City.
With a market cap
of $7.4 billion at
3/31/15, we rank
21st among the
nation’s publicly
traded banks and
thrifts.
From 11/23/93
through 3/31/15,
we provided our
charter investors
with a total return
on investment of
4,593%.
(a)
We are one of the top 25 U.S. bank holding companies.

1Q 2015 Performance Highlights

New York Community Bancorp, Inc. 1Q 2015

(dollars in thousands, except per share data)
(a) Cash earnings is a non-GAAP financial measure. Please see page 30 for a reconciliation of our GAAP and non-GAAP cash earnings.
(b) ROTA and ROTE are non-GAAP financial measures. Please see page 31 for additional information.
(c) Please see page 32 for a reconciliation of our efficiency and cash efficiency ratios.
We generated solid earnings in 1Q 2015.
PERFORMANCE HIGHLIGHTS
1Q 2015
GAAP Earnings Cash Earnings (a)
Strong Profitability Measures:
Earnings $119,259 $129,004
EPS $0.27 $0.29
Return on average tangible assets
(b)
1.04% 1.11%
Return on average tangible stockholders’ equity
(b)
14.32 15.36
Net interest margin 2.68 2.68
Efficiency ratio
(c)
45.00 42.92

New York Community Bancorp, Inc. 1Q 2015

(a) Non-performing loans and total loans exclude covered loans.
(b) Non-performing assets and total assets exclude covered loans and covered OREO.
(c) Tangible stockholders’ equity and tangible assets are non-GAAP financial measures. Please see page 33 for additional information.
Company Capital
3/31/15
Stockholders’ equity / total assets 12.01%
Tangible stockholders’ equity / tangible
assets excluding accumulated other
comprehensive loss, net of tax
7.42%
(c)
Common equity tier 1 capital ratio 10.98%
Leverage capital ratio 7.56%
Bank Capital
3/31/15
The Community Bank:
Common equity tier 1 capital ratio 11.73%
Leverage capital ratio 7.83%
The Commercial Bank:
Common equity tier 1 capital ratio 11.87%
Leverage capital ratio 9.01%
Balance Sheet
3/31/15
Total loans / total assets 74.0%
Securities / total assets 14.4%
Deposits / total assets 60.0%
Wholesale borrowings / total assets 26.7%
Asset Quality
At or for the Three Months Ended 3/31/15
Non-performing loans
(a)
/ total loans
(a)
0.19%
Non-performing assets
(b)
/ total assets
(b)
0.29%
Net charge-offs / average loans (non-
annualized)
0.00%
Our balance sheet measures reflect stability and strength.

New York Community Bancorp, Inc. 1Q 2015

From 9/30/14 to 3/31/15, we managed our assets below the current SIFI threshold while maintaining our high-volume production of multi-family and CRE loans.
Strategic Asset Management
Total Assets
9/30/14
$48.7 Billion
• Reduced securities by $495.8 million through a combination of repayments, sales, and calls
• Sold loans of $1.2 billion:
$517.3 million of multi-family loans (largely through participations)
$114.9 million of commercial real estate ("CRE") loans (including through participations)
$522.2 million of 1–4 family loans
Total Assets
3/31/15
$48.3 Billion
• Originated $3.6 billion of multi-family loans
• Originated $1.0 billion of CRE loans
Results:  A $428.1 million reduction in total assets from
9/30/14 – 3/31/15 without sacrificing our solid standing in
our primary lending niche.

A Successful Business Model

New York Community Bancorp, Inc. 1Q 2015

Multi-Family
Lending
Strong Credit
Standards/
Superior Asset
Quality
Residential
Mortgage
Banking
Efficient
Operation
Growth
through
Acquisitions
We have
originated $58.9
billion of multi-
family loans over
the course of our
public life.
Net charge-offs
have averaged a
mere 0.04% since
1993.
Since January
2010, our
residential
mortgage banking
operation has
originated $39.5
billion of 1-4 family
loans for sale and
generated
mortgage banking
income of $602.8
million.
Our efficiency ratio
has consistently
ranked in the top
3% of all banks and
thrifts.
Our assets have
grown from $1.9
billion to $48.3
billion since our
first acquisition in
November 2000.
Our business model has consistently focused on building
value for our investors.

Multi-Family Loan Production

New York Community Bancorp, Inc. 1Q 2015

60.9% of the rental housing units in New York City are subject to rent regulation and therefore feature below-market rents.
(a)
Rent-regulated buildings are more likely to retain their tenants and, therefore, their revenue stream in downward credit cycles.
Our focus on multi-family lending in this niche market has contributed to our record of asset quality.
Multi-family loans are less costly to produce and service than other types of loans, and therefore contribute to our superior efficiency.
(a)
Source:  New York City Rent Guidelines Board 2014 Housing Supply Report
Our focus on multi-family lending on rent-regulated buildings has enabled us to distinguish ourselves from our industry peers.

New York Community Bancorp, Inc. 1Q 2015

MULTI-FAMILY
LOAN PORTFOLIO
(in millions)
We are a leading producer of multi-family loans for portfolio in New York City.
PORTFOLIO STATISTICS
AT 3/31/2015
% of non-covered loans held for
investment = 71.1%
Average principal balance = $4.9 million
Expected weighted average life = 2.6 years
% of our multi-family loans located in Metro
New York = 84.1%
$17,433
$18,605
$20,714
$23,849 $23,468

New York Community Bancorp, Inc. 1Q 2015

(in millions)
COMMERCIAL REAL ESTATE
LOAN PORTFOLIO
Our commercial real estate loans feature the same structure
as our multi-family loans.
PORTFOLIO STATISTICS
AT 3/31/2015
% of non-covered loans held for
investment = 23.7%
Average principal balance = $5.2 million
Expected weighted average life = 3.2 years
% of our CRE loans located in Metro New
York = 92.2%
Our CRE loans are typically collateralized by
office buildings, retail centers, mixed-use
buildings, and multi-tenanted light industrial
properties.
$6,856
$7,437
$7,366
$7,637
$7,826

Asset Quality

New York Community Bancorp, Inc. 1Q 2015

S & L Crisis
NET CHARGE-OFFS / AVERAGE LOANS
5-Year Total
NYCB:  17 bp
SNL U.S. Bank and Thrift Index: 540 bp
4-Year Total
NYCB: 37 bp
SNL U.S. Bank and Thrift Index: 803 bp
Great Recession Current Credit Cycle
4.25-Year Total
NYCB: 54 bp
SNL U.S. Bank and Thrift Index: 458 bp
We have been distinguished by our low level of net charge-
offs in downward credit cycles.
0.68%
1.63%
2.83%
2.89%
0.00%
0.03%
0.13%
0.21%
2007 2008 2009 2010
0.54%
1.28%
1.50%
1.17%
0.91%
0.00% 0.00%
0.04%
0.07% 0.06%
1989 1990 1991 1992 1993
1.77%
1.24%
0.76%
0.43%
0.38%
0.35%
0.13%
0.05%
0.01%
0.00%
2011 2012 2013 2014 1Q 2015
SNL U.S. Bank and Thrift Index NYCB

New York Community Bancorp, Inc. 1Q 2015
S & L Crisis
Great Recession Current Credit Cycle
NON-PERFORMING LOANS
(a)(b)
/ TOTAL LOANS
(a)
(a) Non-performing loans and total loans exclude covered loans and non-covered purchased credit-impaired loans.
(b) Non-performing loans are defined as non-accrual loans and loans 90 days or more past due but still accruing interest.
Average NPLs/Total Loans
NYCB: 2.08%
SNL U.S. Bank and Thrift Index: 3.34%
Average NPLs/Total Loans
NYCB: 1.43%
SNL U.S. Bank and Thrift Index: 2.89%
SNL U.S. Bank and Thrift Index NYCB
Average NPLs/Total Loans
NYCB: 0.60%
SNL U.S. Bank and Thrift Index: 1.85%
The quality of our loan portfolio continues to exceed that of our industry.
12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/07 12/31/08 12/31/09 12/31/10 12/31/11 12/31/12 12/31/13 12/31/14 3/31/15
2.91%
4.00%
4.05%
3.41%
2.35%
1.46%
2.48%
2.10%
2.83%
1.51%
1.11%
2.71%
4.17%
3.56%
0.11%
0.51%
2.47%
2.63%
2.60%
2.22%
1.66%
0.90%
0.81%
1.28%
0.96%
0.35%
0.23%
0.19%

New York Community Bancorp, Inc. 1Q 2015

Conservative
Underwriting
Active Board
Involvement
Multiple
Appraisals
Risk-Averse Mix of Non-
Covered Loans Held for
Investment
(at 3/31/15)
• Conservative loan-to-
value ratios
• Conservative debt
coverage ratios: 120%
for multi-family loans,
and 130% for CRE loans
• Multi-family and CRE
loans are based on the
lower of economic or
market value.
• All loans originated for
portfolio are reviewed by
the Mortgage or Credit
Committee (a majority of
the Board of Directors).
• A member of the
Mortgage or Credit
Committee participates
in inspections on multi-
family loans in excess of
$7.5 million, and CRE and
ADC loans in excess of
$4.0 million.
• All properties are
appraised by
independent appraisers.
• All independent
appraisals are reviewed
by in-house appraisal
officers.
• A second independent
appraisal review is
performed on loans that
are large and complex.
• Multi-family:  71.1%
• CRE:  23.7%
• One-to-Four Family:  0.3%
• ADC:  0.9%
• Commercial and Industrial:
3.8%
The quality of our assets reflects the nature of our lending niche and our strong underwriting standards.

Residential Mortgage Banking

New York Community Bancorp, Inc. 1Q 2015

Our revenue mix has been enhanced since the establishment of our mortgage banking operation in January 2010.
Features
Loans can be originated/purchased in all 50 states and the District of Columbia.
Loan production is driven by our proprietary real time, web-accessible mortgage banking technology platform, which securely controls the lending process while mitigating business and regulatory risks.
Our 900 approved clients include community banks, credit unions, mortgage companies, and mortgage brokers.
100% of loans funded are full documentation, prime credit loans.
Credit Quality
As of March 31, 2015, 99.8% of all funded loans were current.
Limited
Repurchase Risk
Two loans were repurchased in 1Q 2015.
Benefits
Since January 2010, our mortgage banking business has originated 1-4 family loans of $39.5 billion and generated mortgage banking income of $602.8 million.
Our proprietary mortgage banking platform has enabled us to expand our revenues, market share, and product line.
Over time, mortgage banking income has supported the stability of our return on average tangible assets, even in times of interest rate volatility.

New York Community Bancorp, Inc. 1Q 2015

Average 10-Year
Treasury Rate
Return on Average
Tangible Assets  (a)
Total:
Prepayment Penalty Income
Mortgage Banking Income
1Q 2012 2Q 2012 3Q 2012
4Q 2012 1Q 2013 2Q 2013 3Q 2013 4Q 2013 1Q 2014 2Q 2014 3Q 2014 4Q 2014 1Q 2015
(a) ROTA is a non-GAAP financial measure.  Please see page 34 for additional information.
(dollars in millions)
Prepayment penalty income and mortgage banking income have
contributed to the stability of our ROTA.
2.04%
1.83%
1.64%
1.71%
1.95%
1.99%
2.71%
2.74%
2.77%
2.62%
2.50%
2.28%
1.97%
$35.2
$58.3
$52.6
$32.6
$26.1
$23.2
$16.2
$12.8
$14.6
$15.3
$16.6 $16.4
$18.4
$17.5
$32.0
$31.5
$39.3
$19.9
$44.4
$39.6
$33.0
$20.4 $19.3
$25.4
$21.8
$30.1
$52.7 $90.3 $84.1 $71.9 $46.0 $67.6 $55.8 $45.8 $35.0 $34.6 $42.0 $38.2 $48.5
1.24%
1.36%
1.29%
1.24%
1.19%
1.21%
1.11%
1.12%
1.05%
1.06% 1.06%
1.14%
1.04%

Efficiency

New York Community Bancorp, Inc. 1Q 2015

Multi-family and CRE lending are both broker-
driven, with the borrower paying fees to the
mortgage brokerage firm.
Products and services are typically developed by
third-party providers and the sale of these products
generates additional revenues.
Franchise expansion has largely stemmed from
mergers and acquisitions; we rarely engage in de
novo branch development.
Most of our deposits have been acquired through
earnings-accretive acquisitions.
38 of our branches are located in-store, where
rental space is less costly, enabling us to
supplement the service provided by our traditional
branches more efficiently.
SNL U.S. Bank and Thrift Index NYCB
Our efficiency is driven by several factors.
67.12%
66.59%
65.93%
65.41%
62.52%
40.03%
40.75%
42.71%
43.16%
45.00%
EFFICIENCY RATIO

Growth Through Acquisitions

New York Community Bancorp, Inc. 1Q 2015

Transaction Type:  Savings Bank Commercial Bank Branch FDIC Deposit
1.  Nov. 2000
Haven Bancorp
(HAVN)
Assets:
$2.7 billion
Deposits:
$2.1 billion
Branches: 39
2.  July 2001
Richmond County
Financial Corp.
(RCBK)
Assets:
$3.7 billion
Deposits:
$2.5 billion
Branches: 24
3.  Oct. 2003
Roslyn Bancorp,
Inc. (RSLN)
Assets:
$10.4 billion
Deposits:
$5.9 billion
Branches: 38
4.  Dec. 2005
Long Island
Financial Corp.
(LICB)
Assets:
$562 million
Deposits:
$434 million
Branches: 9
5.  April 2006
Atlantic Bank of
New York (ABNY)
Assets:
$2.8 billion
Deposits:
$1.8 billion
Branches: 13
6.  April 2007
PennFed Financial
Services, Inc.
(PFSB)
Assets:
$2.3 billion
Deposits:
$1.6 billion
Branches: 23
7.  July 2007
NYC branch
network of Doral
Bank, FSB (Doral-
NYC)
Assets:
$485 million
Deposits:
$370 million
Branches: 11
8.  Oct. 2007
Synergy Financial
Group, Inc. (SYNF)
Assets:
$892 million
Deposits:
$564 million
Branches: 16
9.  Dec. 2009
AmTrust Bank
Assets:
$11.0 billion
Deposits:
$8.2 billion
Branches: 64
10.  March 2010
Desert Hills Bank
Assets:
$452 million
Deposits:
$375 million
Branches: 3
11.  June 2012
Aurora Bank FSB
Assets:
None
Deposits:
$2.2 billion
Branches: 0
Payment
Received:
$24.0 million
Note: The number of branches indicated reflects the number of branches in our current franchise that stemmed from each transaction.
Since our first acquisition, we have grown from $1.9 billion in assets to $48.3 billion.

New York Community Bancorp, Inc. 1Q 2015

(in millions)
DEPOSITS
w/ HAVN
w/ RCBK
w/ RSLN
w/ LICB
w/ ABNY
w/
PFSB,
Doral, &
SYNF
w/
AmTrust
w/
Desert
Hills
w/ Aurora
Total Deposits: $3,268 $5,472 $10,360 $12,168 $12,764 $13,311 $22,418 $21,890 $24,878 $25,661 $28,329 $28,931
Total Branches: 86 120 139 152 166 217 276 276 275 273 272 272
CDs
NOW, MMAs, and Savings
Demand deposits
From 2000 to 2012, our deposit growth was largely
acquisition-driven.
$1,874
$2,408
$4,362
$5,247
$5,945
$6,913
$9,054
$7,835
$9,121
$6,932
$6,421
$5,848
$1,223
$2,609
$5,278
$6,015
$5,554
$4,975
$11,494
$12,122
$12,998
$16,458
$19,601
$20,328
$171
$455
$720
$906
$1,265
$1,423
$1,870
$1,933
$2,759
$2,271
$2,307
$2,755
12/31/00 12/31/01 12/31/03 12/31/05 12/31/06 12/31/07 12/31/09 12/31/10 12/31/12 12/31/13 12/31/14 3/31/15

New York Community Bancorp, Inc. 1Q 2015

(a) Includes originations of loans held for sale of $888.5 million in 2009, $10.8 billion in 2010, $7.2 billion in 2011, $10.9 billion in 2012, $6.2 billion in 2013, $3.1 billion in 2014, and $1.5 billion in 1Q 2015.
LOANS OUTSTANDING
After
HAVN
After
RCBK
After
RSLN
After
LICB
After
ABNY
After
PFSB,
Doral, &
SYNF
After
AmTrust
After
Desert
Hills
Total Loans Outstanding: $3,636 $5,405 $10,499 $17,029 $19,653 $20,363 $28,393 $29,212 $31,773 $32,934 $35,833 $35,705
Total Originations: (a) $616 $1,150 $4,330 $6,332 $4,971 $4,853 $4,280 $15,193 $19,894 $17,403 $14,204 $4,173
After
Aurora
Held-for-Investment Loans
Multi-family
CRE
All other HFI loans
Loans held for sale
Covered loan portfolio
(in millions)
From 2000 to 2012, acquisitions provided much of the
funding for the organic growth of our loan portfolio.
$1,946
$3,255
$7,368
$12,854
$14,529
$14,055
$16,736
$16,802
$18,605
$20,714
$23,849
$23,468
$324
$566
$1,445
$2,888
$3,114
$3,826
$4,987
$5,438
$7,437
$7,366
$7,637
$7,826
$1,366
$1,584
$1,686
$1,287
$2,010
$2,482
$1,654
$1,467
$1,243
$1,758
$1,539
$1,719
$1,207
$1,204
$307
$379 $351
$5,016
$4,298
$3,284
$2,789
$2,429
$2,341
12/31/00 12/31/01 12/31/03 12/31/05 12/31/06 12/31/07 12/31/09 12/31/10 12/31/12 12/31/13 12/31/14 3/31/15

Total Return on Investment

New York Community Bancorp, Inc. 1Q 2015

CAGR since IPO:
27.1%
(a) Bloomberg
TOTAL RETURN ON INVESTMENT
As a result of nine stock splits between 1994 and 2004, our charter shareholders have 2,700 shares of NYCB stock for each 100 shares originally purchased.
SNL U.S. Bank and Thrift Index
NYCB (a)
Our quarterly cash dividends are a significant component of
our commitment to building value for our investors.
4,593%
244%
213%
209%
245%
168%
260%
393%
450%
436%
717%
2,059%
2,754%
3,843%
2,670%
3,069%
4,265%
4,319%
11/23/93 12/31/99 12/31/08 12/31/09 12/31/10 12/31/11 12/31/12 12/31/13 12/31/14 3/31/15

Appendix

New York Community Bancorp, Inc. 1Q 2015

Cash earnings is a non-GAAP financial measure. The following table presents a reconciliation of the Company’s GAAP and non-GAAP cash earnings for the three months ended March 31, 2015.
Reconciliations of GAAP Earnings and Non-GAAP Cash
Earnings
(in thousands, except per share data)
For the
Three Months Ended
March 31, 2015
GAAP Earnings $119,259
Additional contributions to tangible stockholders’ equity:
Amortization and appreciation of shares held in stock-related benefit plans 7,165
Associated tax effects 996
Amortization of core deposit intangibles 1,584
Total additional contributions to tangible stockholders’ equity 9,745
Cash earnings $129,004
Diluted GAAP Earnings per Share $0.27
Add back:
Amortization and appreciation of shares held in stock-related benefit plans 0.02
Associated tax effects --
Amortization of core deposit intangibles --
Total additions 0.02
Diluted cash earnings per share $0.29

New York Community Bancorp, Inc. 1Q 2015

Cash earnings is a non-GAAP financial measure. The following table presents a reconciliation of the Company’s GAAP and non-GAAP cash profitability measures for the three months ended March 31, 2015.
(in thousands)
For the
Three Months Ended
March 31, 2015
Average stockholders’ equity $ 5,802,309
Less:  Average goodwill and core deposit intangibles (2,443,528)
Average tangible stockholders’ equity $ 3,358,781
Average assets $48,769,552
Less:  Average goodwill and core deposit intangibles (2,443,528)
Average tangible assets $46,326,024
Net income $119,259
Add back:  Amortization of core deposit intangibles, net of tax 950
Adjusted net income $120,209
Cash earnings $129,004
Return on average assets 0.98%
Cash return on average assets 1.06
Return on average tangible assets 1.04
Cash return on average tangible assets 1.11
Return on average stockholders’ equity 8.22
Cash return on average stockholders’ equity 8.89
Return on average tangible stockholders’ equity 14.32
Cash return on average tangible stockholders’ equity 15.36
Reconciliations of GAAP Earnings and Non-GAAP Cash
Earnings

New York Community Bancorp, Inc. 1Q 2015

The following table presents a reconciliation of the Company’s efficiency and cash efficiency ratios for the three months ended March 31, 2015.
Reconciliations of Efficiency and Cash Efficiency Ratios
For the
Three Months Ended
March 31, 2015
(dollars in thousands)
GAAP Cash
Total net interest income and non-interest income $345,002 $345,002
Operating expenses $155,252 $155,252
Adjustments:
Amortization and appreciation of shares held in stock-related benefit plans -- (7,165)
Adjusted operating expenses $155,252 $148,087
Efficiency ratio 45.00% 42.92%

New York Community Bancorp, Inc. 1Q 2015

(dollars in thousands)
March 31,
2015
Total stockholders’ equity $ 5,794,797
Less: Goodwill (2,436,131)
Core deposit intangibles (6,359)
Tangible stockholders’ equity $ 3,352,307
Total assets $48,251,715
Less: Goodwill (2,436,131)
Core deposit intangibles (6,359)
Tangible assets $45,809,225
Stockholders’ equity to total assets 12.01%
Tangible stockholders’ equity to tangible assets 7.32%
Tangible stockholders’ equity $3,352,307
Accumulated other comprehensive loss, net of tax 52,706
Adjusted tangible stockholders’ equity $3,405,013
Tangible assets $45,809,225
Accumulated other comprehensive loss, net of tax 52,706
Adjusted tangible assets $45,861,931
Adjusted tangible stockholders’ equity to adjusted tangible assets 7.42%
Tangible and adjusted tangible stockholders’ equity and tangible and adjusted tangible assets are non-GAAP financial measures. The following table presents reconciliations of these non-GAAP measures with the related GAAP measures at March 31, 2015.
Reconciliations of GAAP and Non-GAAP Financial Measures

New York Community Bancorp, Inc. 1Q 2015

For the Three Months Ended
(dollars in thousands)
March 31,
2015
December 31,
2014
September 30,
2014
June 30,
2014
March 31,
2014
December 31,
2013
September 30,
2013
June 30,
2013
March 31,
2013
December 31,
2012
September 30,
2012
June 30,
2012
March 31,
2012
Average Assets $48,769,552 $48,870,512 $48,484,853 $47,897,289 $46,872,770 $46,107,450 $44,343,284 $43,860,167 $43,243,259 $43,087,846 $43,205,076 $41,916,854 $41,775,013
Less: Average goodwill and core deposit intangibles (2,443,528) (2,445,262) (2,447,277) (2,449,260) (2,451,571) (2,454,191) (2,458,145) (2,462,265) (2,466,622) (2,471,204) (2,476,056) (2,480,921) (2,486,018)
Average tangible assets $46,326,024 $46,425,250 $46,037,576 $45,448,029 $44,421,199 $43,653,259 $41,885,139 $41,397,902 $40,776,637 $40,616,642 $40,729,020 $39,435,933 $39,288,995
Net Income $119,259 $131,197 $120,258 $118,688 $115,254 $120,155 $114,200 $122,517 $118,675 $122,843 $128,798 $131,212 $118,253
Add back:  Amortization of core deposit intangibles,
net of tax 1,124 1,211 1,249 1,394 1,839 2,470 2,509 2,653 2,826 2,913 2,952 3,095
Adjusted net income $120,209 $132,321 $121,469 $119,937 $116,648 $121,994 $116,670 $125,026 $121,328 $125,669 $131,711 $134,164 $121,348
Return on average assets 0.98% 1.07% 0.99% 0.99% 0.98% 1.04% 1.03% 1.12% 1.10% 1.14% 1.19% 1.25% 1.13%
Return on average tangible assets 1.04 1.14 1.06 1.06 1.05 1.12 1.11 1.21 1.19 1.24 1.29 1.36 1.24
Average tangible assets is a non-GAAP financial measure. The following table presents a reconciliation of this non-GAAP measure with the related
GAAP measure for the three months ended March 31, 2015; December 31, September 30, June 30, and March 31, 2014; December 31, September 30,
June 30, and March 31, 2013; and December 31, September 30, June 30, and March 31, 2012.
Reconciliations of GAAP and Non-GAAP Financial Measures

New York Community Bancorp, Inc. 1Q 2015
5/4/15
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New York Community Bancorp, Inc.
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